Exhibit 99.1

Aspire-Lakewood Holdings Board Approves $10 Million Share Repurchase Program

Brings total authorized repurchase to $10 million

Reflects leadership’s view that Aspire-Lakewood’s share price does not reflect the Company’s financial strength or long-term growth opportunity

Increased authorization supported by strength of newly acquired Dura Control Systems Corp’s (DCSC) full year 2025 and six months ended June 30, 2026 revenue of approximately $209.5 million and Adjusted EBITDA1 of $22.3 million and approximately $103.9 million and Adjusted EBITDA1 of $10.5 million, respectively

ESTERO, FL / September 9, 2026 / Aspire-Lakewood Holdings, Inc. (Nasdaq: ASBP) (“Aspire” or the “Company”), today announced the Board authorized a $10 million common stock repurchase program (the “Stock Repurchase Program”). This expanded share repurchase program is effective September 9, 2026. The expanded authorization reflects the Company’s continued confidence in its long-term strategy as a holding company and strong free cash flow generation. Additionally, with common shares outstanding of approximately 1.5 million as of September 8, 2026, and adjusted EBITDA1 of approximately $22.3 million for 2025, or approximately $15.00 per share, the Board believes this is an opportunistic time to authorize an increase in the share repurchase program.

“Our strengthened liquidity profile and robust cash generation options give us significant financial flexibility to plan with conviction on behalf of our shareholders,” said Kraig Higginson, CEO of Aspire-Lakewood Holdings, Inc. “Aspire’s acquisition of DCSC marks a significant achievement and a powerful catalyst for shareholder value. DCSC provides immediate, scaled revenue and strong, Adjusted EBITDA into our financial profile, and we do not believe our current share price reflects that position or the strength of our business fundamentals. We are preparing and acting decisively in an effort to accelerate returns to our shareholders while continuing to invest in our business. Our disciplined capital allocation remains core to how we create long-term shareholder value.”

DCSC, a premier tier-one global automotive supplier with a 100+ year legacy, specializing in high-margin electronic and mechanical control systems, enters the Aspire portfolio with a history of significant revenue and robust cash flow. For the audited twelve months ended December 31, 2025, DCSC generated revenue of approximately $209.5 million and Adjusted EBITDA1 of $22.3 million. Operational and financial momentum has continued into the current fiscal year; for the unaudited six months ended June 30, 2026, DCSC delivered revenue of approximately $103.9 million and Adjusted EBITDA1 of $10.5 million.

Repurchases under the Share Repurchase Program may be made in open market or in privately negotiated transactions. These repurchases may be exercised from time to time and in such amounts as market conditions warrant, and subject to regulatory considerations. The timing and value of shares repurchased will depend on a variety of factors including the Company’s performance, price, corporate and regulatory requirements, market conditions, capital and liquidity requirements and other Management priorities. The Share Repurchase Program does not require the Company to repurchase any specific number of shares, does not have an expiration date and may be suspended or terminated at any time without prior notice.

1Non-GAAP Financial Measure Notice: DCSC defines Adjusted EBITDA as earnings before interest expense, income tax, depreciation, and amortization, inclusive of specifically identified adjustments. The Company believes Adjusted EBITDA provides useful supplemental information to investors regarding DCSC’s operational and financial performance. Adjusted EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

About Aspire-Lakewood Holdings, Inc.

Aspire-Lakewood Holdings, Inc.’s subsidiary, Dura Control Systems Corp. (DCSC), is a leading designer and manufacturer of highly engineered automotive and industrial control systems that combine mechanical engineering, electronics and computer science to provide intelligent, automated systems for vehicle electrification, safety, lightweighting, and sustainability. DCSC maintains a strong powertrain agnostic product portfolio that includes mechatronic actuators, human machine interfaces, industrial cables, and cable control systems backed by over 310 patents. The Company operates 11 manufacturing facilities globally and serves as a tier one automotive supplier to major OEMs and other industrial firms.

Aspire-Lakewood Holdings is also developing a patent-pending delivery technology that can be applied to many different active pharmaceutical ingredients (APIs) and other bioactive substances, spanning both small and large molecule therapeutics, nutraceuticals and supplements.

About Lakewood & Company, LLC

Lakewood & Company, LLC is a multi-stage investment firm founded in 2005 to complete global private equity investments in businesses that operate in the Industrial and Business Services sectors. Lakewood’s partners provide a track record of success as investors and operating executives and as a result provide an operational focus to invest in opportunities that have a hands-on, collaborative partnership with management. Lakewood professionals represent decades of investment and operating experience from diverse backgrounds in industrials and business services and sources capital to complete its investments on a deal-by-deal basis with investors from family offices, UHNWI, and institutions.

For more information, please visit www.aspirebiolabs.com

Aspire-Lakewood Holdings, Inc.

Contact

PCG Advisory

Kevin McGrath

+1-646-418-7002

kevin@pcgadvisory.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Aspire’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this press release and involve a number of judgments, risks and uncertainties. These risks include, without limitation, risks that: the company’s planned share repurchases and capital return to shareholders, including the increased repurchase commitment, are subject to change, may not be completed as planned and may be suspended, delayed or discontinued at any time without notice, depending on numerous factors, including share price and other market conditions, the company’s ongoing capital allocation planning, the levels of its cash and debt balances, other demands for cash, such as acquisition activity, general economic and/or business conditions, and board and management discretion; the actual number of shares repurchased, and the timing and cost of any repurchases, will depend on share price and other market conditions and may differ materially from current expectations; the company’s share repurchases may not enhance shareholder value. Additionally, we anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include general market conditions, whether clinical trials demonstrate the efficacy and safety of our drug candidates to the satisfaction of regulatory authorities, or do not otherwise produce positive results which may cause us to incur additional costs or experience delays in completing, or ultimately be unable to complete the development and commercialization of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved, our limited operating history and our ability to obtain additional funding for operations and to complete the development and commercialization of our drug candidates, and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Additional risks specific to the acquisition of DCSC include risks related to DCSC’s business, including its dependence on key automotive OEM customers, exposure to cyclical conditions in the global automotive industry, potential liabilities associated with DCSC’s operations and intellectual property, the ability to successfully integrate DCSC’s operations, and the risk that anticipated financial benefits from the acquisition may not be realized, including the risk that the business operations and strategies of DCSC and Aspire may diverge. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. All information in this press release is as of the date of this press release. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

SOURCE: Aspire Biopharma Holdings, Inc.